UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 22, 2016

LogMeIn, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34391	20-1515952
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

320 Summer Street Boston, Massachusetts	02210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781)-638-9050

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Item 9.01. Financial Statements and Exhibits.

SIGNATURE

Item 1.01.	Entry into a Material Definitive Agreement.

On January 22, 2016, LogMeIn, Inc. (the “Company”) entered into the first amendment (the “First Amendment”) to its existing multi-currency credit agreement dated as of February 18, 2015 (the “Credit Agreement”), by and between the Company and a syndicate of banks (the “Lenders”) for which JPMorgan Chase Bank, N.A. acted as Administrative Agent and J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, acted as Joint Bookrunners, with J.P. Morgan Securities LLC acting as the Sole Lead Arranger.

The First Amendment to the Credit Agreement amends the existing Credit Agreement to, among other things:

•	Exercise the Company’s option to increase the existing secured revolving credit facility made available under the Credit Agreement by an additional $50 million, so that the Company now has access to a secured revolving credit facility of up to $150 million in the aggregate (the “Facility”);

•	Provide the Company with an option to further increase the Facility by an additional $50 million, subject to further commitment from the Lenders or additional lenders, which, if exercised, would provide the Company with access to a secured revolving credit facility of up to $200 million in the aggregate; and

•	Add a fifth bank to the Credit Agreement as an augmenting lender.

Except as otherwise provided for in the First Amendment, the Credit Agreement and all of its related documents, instruments and agreements remain in full force and effect.

The above summary of the First Amendment to the Credit Agreement is not complete and is qualified in its entirety by reference to the complete text of the First Amendment, a copy of which has been attached hereto as Exhibit 10.1 to this Current Report on Form 8-K, as well as the complete text of the Credit Agreement, a copy of which was filed as Exhibit 10.1 to the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on February 24, 2015.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 of this Current Report on Form 8-K by reference. To date, the Company has borrowed $60 million (the “Loan”) under the Credit Agreement, which the Company had drawn in October 2015 in order to partially fund its acquisition of all of the outstanding securities of Marvasol, Inc., d/b/a “LastPass,” as previously reported on the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on October 16, 2015. The Loan bears interest at a variable rate which resets every 1 month to 6 months. As of January 27, 2016, the annual rate on the Loan was 1.875% and it is scheduled to reset on February 19, 2016.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit relating to Items 1.01 and 2.03 shall be deemed to be furnished, and not filed:

10.1	First Amendment to the Credit Agreement, dated January 22, 2016, by and among the Company and LogMeIn Ireland Holding Company Limited, JPMorgan Chase Bank, N.A., as Administrative Agent, and each of the lenders and guarantors party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOGMEIN, INC.

Date: January 27, 2016	By:	/s/ Michael J. Donahue
Michael J. Donahue
Secretary and General Counsel